SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - October 21, 2004

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On October 21, 2004, Union National Financial
           Corporation issued a press release reporting third quarter earnings and announcing its fourth quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated October 21, 2004.



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: October 21, 2004      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer
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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

                          EXHIBIT 99.1

                          Press Release

                         PRESS RELEASE

   Union National Financial Corporation Reports Third Quarter
   __________________________________________________________
       Earnings and Announces Fourth Quarter Cash Dividend
       ___________________________________________________

Mount Joy, Pennsylvania, October 21, 2004. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported basic earnings per share for the third quarter of 2004 of $0.34, as compared to basic earnings per share of $0.32 for the same period of 2003, an increase of 6.3%. Diluted earnings per share amounted to $0.33 for the quarter ended September 30, 2004, as compared to $0.32 for 2003. Consolidated earnings for the third quarter of 2004 amounted to $806,000, as compared to $812,000 for the same period of 2003. For the nine months ended September 30, 2004, basic earnings per share amounted to $0.98 and diluted earnings per share amounted to $0.96, as compared to basic earnings per share of $0.99 and diluted earnings per share of $0.97 for the nine months ended September 30, 2003. Consolidated earnings for the nine months ended September 30, 2004, were $2,371,000, as compared to $2,471,000 for the same period of 2003. Earnings for the third quarter of 2004 reflected an increase as compared to earnings of $792,000 for the second quarter of 2004. In addition, third quarter earnings per share compared favorably to basic earnings per share of $0.33 for the second quarter of 2004 and diluted earnings per share of $0.32 per share.

Union National's earnings for the third quarter and the first nine months of 2004, as compared to the same periods of 2003, were enhanced by an increase in net interest income. However, this increase in income was more than offset by an increase in the provision for loan losses, a decrease in other operating income and an increase in other operating expenses. The increase in net interest income resulted from growth in earning assets and specifically strong continued growth in commercial loans. The increase in the provision for loan losses can be attributed to loan growth experienced during 2004. The decrease in other operating income for the quarter was primarily a result of a decrease in gains on investment security sales as well as a decrease in income from the sales of alternative investment products. The decrease in other operating income for the nine months ended September 30, 2004, was primarily a result of a decrease in income from mortgage banking activities. The decreases for both periods were partially offset by increased fees on deposit accounts as well as increased earnings from bank-owned life insurance. The increase in operating expenses primarily related to key strategic initiatives which included the opening of a new retail office location in November 2003 and key additions to our sales team.

The Board of Directors of Union National Financial Corporation approved the payment of its fourth regular quarterly cash dividend for 2004. The cash dividend of 16 cents per share is payable on November 20, 2004, to stockholders of record on November 5, 2004.



FINANCIAL HIGHLIGHTS            Three Months Ended
____________________            __________________

             September 30, 2004 September 30, 2003 Percent Change
             __________________ __________________ ______________
Net Interest Income $ 3,329,000        $ 2,842,000          17.1%
Provision for
  Loan Losses            95,000             69,000          37.7%


Other Operating
  Income              1,048,000          1,069,000          -2.0%
Other Operating
   Expenses           3,310,000          2,866,000          15.5%
Net Income              806,000            812,000          -0.7%
Per Share Information:
_____________________
Earnings Per Share -
   Basic                  $0.34              $0.32           6.3%
Earnings Per Share -
   Assuming Dilution       0.33               0.32           3.1%


                               Nine Months Ended
                               _________________


             September 30, 2004 September 30, 2003 Percent Change
             __________________ __________________ ______________
Net Interest Income $ 9,615,000        $ 8,408,000          14.4%
Provision for
  Loan Losses           251,000            115,000         118.3%
Other Operating
  Income              3,102,000          3,143,000          -1.3%
Other Operating
   Expenses           9,613,000          8,401,000          14.4%
Net Income            2,371,000          2,471,000          -4.0%

Per Share Information:
_____________________
Earnings Per Share -
   Basic                  $0.98              $0.99          -1.0%
Earnings Per Share -
   Assuming Dilution       0.96               0.97          -1.0%



                          Balance Sheet as of
                          ___________________

             September 30, 2004 September 30, 2003 Percent Change
             __________________ __________________ ______________
Total Assets       $384,308,000       $337,547,000          13.9%
Total Loans         257,962,000        204,164,000          26.4%
Total Deposits      255,875,000        233,499,000           9.6%


Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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